CONSULTING GROUP CAPITAL MARKETS FUNDS
(the "Fund")



Supplement dated October 31, 1996 to the Prospectus dated August 13, 1996


	On September 5, 1996, the Fund's Board of Trustees approved a change in the Fund's investment policies to allow each Portfolio to utilize options.
Each Portfolio may use options to simulate full investment in the underlying securities while retaining a cash balance to facilitate trading or to reduce transaction costs. The Portfolios may not use options for speculative purposes or to leverage their net assets.

______________________________________

	The following supersedes the disclosure in the Fund's Prospectus under "Objectives and Policies of the Portfolios - Small Capitalization Growth Investments:"

	Small Capitalization Growth Investments is advised by Pilgrim Baxter & Associates, Inc. ("Pilgrim Baxter") and Mellon Capital Management Corporation ("Mellon"), with Pilgrim Baxter managing approximately 30% and Mellon managing approximately 70% of the Portfolio's assets although it is expected that the percentage allocation will vary from time to time.



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